                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-06702

                     SCUDDER INTERNATIONAL EQUITY PORTFOLIO
                     --------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder International Equity Fund

Institutional Class I and Class II

Annual Report to Shareholders

October 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

Scudder International Equity Fund

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

International Equity Portfolio

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2003

Average Annual Total Returns*
Scudder International Equity Fund	1-Year	3-Year	5-Year	Life of Class**
Institutional Class I	20.86%	-8.92%	-2.33%	1.81%
Institutional Class II	20.41%	-9.20%	-2.61%	1.73%
MSCI EAFE Index+	27.03%	-6.11%	-.22%	1.77%

Sources: Lipper Inc. and Deutsche Asset Management Inc.
Net Asset Value and Distribution Information
	Institutional Class I	Institutional Class II
Net Asset Value: 10/31/03	$ 9.65	$ 9.70
10/31/02	$ 8.62	$ 8.67
Distribution Information: Twelve Months:
Income Dividends	$ .64	$ .61

Institutional Class I Lipper Rankings* - International Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	577	of	835	70
3-Year	399	of	637	63
5-Year	380	of	478	80

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $5,000,000 Investment*
[] Scudder International Equity Fund - Institutional Class I [] MSCI EAFE Index+

Yearly periods ended October 31

Comparative Results*
Scudder International Equity Fund		1-Year	3-Year	5-Year	Life of Class**
Institutional Class I	Growth of $5,000,000	$6,043,000	$3,777,500	$4,444,000	$5,626,500
	Average annual total return	20.86%	-8.92%	-2.33%	1.81%
MSCI EAFE Index+	Growth of $5,000,000	$6,351,500	$4,138,000	$4,944,000	$5,614,000
	Average annual total return	27.03%	-6.11%	-.22%	1.77%
Institutional Class II	Growth of $250,000	$301,025	$187,150	$219,025	$279,900
	Average annual total return	20.41%	-9.20%	-2.61%	1.73%
MSCI EAFE Index+	Growth of $250,000	$317,575	$206,900	$247,200	$280,700
	Average annual total return	27.03%	-6.11%	-.22%	1.77%

The growth of $5,000,000/$250,000 is cumulative.

The minimum investment for Institutional Class I shares is $5,000,000.

The minimum investment for Institutional Class II shares is $250,000.

Notes to Performance Summary

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement returns and rankings would have been lower.
** The Fund commenced operations on April 1, 1997. Index returns begin March 31, 1997.
+ The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia, and the Far East. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Portfolio Management Review

Scudder International Equity Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the Scudder International Equity Portfolio in which this fund invests all of its assets. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. Deutsche Asset Management Investment Services Ltd. ("DeAMIS") is the sub-advisor to the International Equity Portfolio. DeAMIS is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Alexander Tedder

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

• Joined Deutsche Asset Management in 1994.

• Head of EAFE Equity Portfolio Selection team.

• Previously, a European analyst (1990-1994) and representative (1992-1994) for Schroders.

• Over 14 years of investment industry experience.

• MA in Economics and Business Administration, Freiburg University.

Clare Gray

CFA, Director of Deutsche Asset Management and and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1993.

• Over ten years of investment industry experience.

• BS, Cornell University.

Marc Slendebroek

Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1994.

• Portfolio manager of the EAFE Equities: London.

• Previously, an equity analyst at Kleinwort Benson Securities and at Enskilda Securities in London.

• MA, University of Leiden (Netherlands).

In the following interview, Lead Portfolio Manager Alex Tedder discusses Scudder International Equity Fund's strategy and the market environment during the 12-month period ended October 31, 2003.

Q: How would you describe the international equity market environment during the fiscal year?

A: We saw a recovery in global equity markets over the past year - after three years of negative returns, international markets registered strong gains despite the substantial sell-off that occurred in the first calendar quarter of 2003, when the threat of war in Iraq weighed heavily on stock prices. Equity markets bottomed in mid-March but have been on an upward trend since then, driven by expectations of better corporate profits and a global economic recovery. Stocks rose sharply from mid-March to mid-April, and then steadily improved through the end of October, essentially without a break. Amid the volatility of the first half of the reporting period, it paid to be defensively positioned. During the second half of the period - when investors' appetite for risk returned - more-aggressive investors were rewarded.

Currencies also played a significant role in international equity returns this year. Against the US dollar, the euro rallied 17%, the British pound rose 8% and the Japanese yen ran up 10%. For the period under review, the vast majority of international markets in the fund's benchmark - the MSCI EAFE Index - outperformed the United States.1 While many of these markets performed strongly, in many instances returns for the dollar-based investor were enhanced by currency appreciation.

1 The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, capitalization- weighted index that tracks international stock performance in the 21 developed stock markets in Europe, Australasia and the Far East. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Q: What types of stocks performed well in this environment?

A: Broadly speaking, those sectors that performed well were more suited for the improved risk appetite among investors. These include software services, semiconductors, and equipment and transportation. Conversely, the worst-performing sectors included some of the more-defensive industries such as food, beverages and tobacco, household products and energy.

That said, returns of individual companies within the broader industry sectors were often widely divergent. That is because there were other themes that dominated market performance. First, lower-quality stocks performed very well, as investors bid up the shares of companies that were feared to be on the brink of bankruptcy. Second, small and mid-size stocks outperformed their larger peers.

Q: How did the fund perform?

A: For the 12-month period ended October 31, 2003, Class A shares of Scudder International Equity Fund returned 19.95% (unadjusted for sales charges, which if included, would have reduced performance). In comparison, the MSCI EAFE Index produced a total return of 27.03%. (Please see the Performance Summary beginning on page 3 for the standardized performance of all share classes and more complete performance information.)For the 12-month period ended October 31, 2003, Scudder International Equity Fund returned 20.86% (Institutional Class I shares). In comparison, the MSCI EAFE Index produced a total return of 27.03%. (Please the Performance Summary beginning on page 3 for the standardized performance of all share classes and more complete performance information.)

The market themes previously discussed explain why the fund underperformed its benchmark. First, much of the performance in international markets came from what we view as poorer-quality companies - those with a large amount of debt and questionable management. Our view is that this was a short-term anomaly resulting from the fact that the international markets were rebounding from an exceptionally long downturn. We continue to believe that an emphasis on quality will prove to be beneficial over the long term. As a result, we remain focused on high-quality names that in many instances did not do as well as their lower-quality peers.

The second reason for the fund's underperformance is that the portfolio has a large-cap bias, and small- and mid-cap stocks (which are more heavily represented in the benchmark) led the way during the fiscal year.

Q: Can you highlight some examples of contributors and detractors from the fund's performance during the period under review?

A: Select consumer discretionary holdings dampened performance the most. A key detractor was Sony (Japan), which we discussed at length during the semiannual review. As you may recall, the stock fell sharply in April after the announcement of poor first-quarter results. The company also indicated that additional large-scale restructuring is needed, implying that the 2002 restructuring did not work. Based on our view that the company's earnings could decline due to higher research and development costs during 2003, we sold the fund's position.

The financials sector also detracted significantly from performance due to the fund's underweight in the sector and stock selection in names such as Swiss Reinsurance Co. ("Swiss Re"). Swiss Re detracted as revenues remained sluggish within the life insurance business, impacted by falling bond yields and slowing premium growth. Not all financials detracted from performance, though. While some profits were taken and restructuring issues remained, Japanese financials continued to perform well in response to an improved operating environment and expectations of a pickup in Japan's domestic economy.

In the industrials sector, the security firm Group 4 Falk AS (Denmark) was a major detractor from performance. The company's stock fell in the first half of the reporting period as one of its main competitors issued several profit warnings, hurting the industry as a whole. The stock staged a rally in the second half of the fiscal year when the company reported earnings growth that outpaced its rivals. It was not enough to recoup the losses from the first half, however. (As of October 31, 2003, positions in Group 4 Falk AS were sold.)

The telecommunication services was a strong contributor to performance, particularly Vodafone Group PLC (England), which has been successful on several fronts - including increased revenue and improved margin expansion - and has become a strong market leader. At the beginning of the period, Vodafone launched the "Vodafone live" service backed up by a strong and well-received advertising campaign which has borne fruit. We added to the fund's position in the company during the period, as it continued to meet its sales targets and remained a dominant player in the market.

Within the consumer staples sector, one contributor really stood out: Metro AG. Domiciled in Germany, Metro is a holding company for several retail businesses that focus on a wide range of products, including food and automobiles. Metro is a prime example of the type of recovery story we look for. The company carried enormous debt, but was successful in raising a bond issue to pay it down. This transformation in the balance sheet strength of the company drove the stock price higher. We believe it is a robust food-retailing company with a sustainable business model.

Q: Do you have any final thoughts for investors?

A: While a global economic recovery seems to be fully reflected by international equity market performance, corporations appear to be telling a less coherent story. Many have continued to deliver better-than-expected profit numbers, but the key driver has rarely been top-line - or revenue - growth. Companies will not be able to sustain bottom-line earnings growth solely through cost cutting. Our thesis this year has been, and continues to be, that an international economic recovery must be driven by corporate spending and not by the consumer. In recent economic releases, we have seen that the long-awaited but predicted recovery in capital expenditures is gaining momentum. Consequently, we continue to be focused on those companies that either stand to benefit from improved capital expenditures - such as those in the steel and pulp and paper industries - or those that generate strong free cash flow and can therefore afford to spend their way out of the cycle. On the other hand, we remain cautious on consumer staples and consumer discretionary exposure, except in Japan and Asia.

Our approach is to focus on what we believe are some of the world's best companies. We remain committed to our cornerstone cash-flow return on investment (CFROI) valuation methodology.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2003

Geographic Diversification (Excludes Cash Equivalents)	10/31/03	10/31/02

Japan	22%	18%
United Kingdom	19%	26%
Germany	12%	6%
Switzerland	11%	12%
France	6%	13%
Netherlands	4%	6%
Korea	3%	3%
Taiwan	3%	1%
Spain	2%	3%
Other	18%	12%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/03	10/31/02

Financials	27%	17%
Consumer Discretionary	12%	15%
Industrials	11%	10%
Information Technology	11%	6%
Telecommunication Services	9%	8%
Health Care	8%	14%
Energy	7%	13%
Materials	7%	4%
Consumer Staples	5%	9%
Other	3%	4%
	100%	100%

Geographic and sector diversification are based on market value of total investments in the Portfolio and are subject to change.

Ten Largest Equity Holdings at October 31, 2003 (23.1% of Portfolio)
1. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	2.8%
2. Total SA Producer of oil and natural gas	France	2.7%
3. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	2.4%
4. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	2.4%
5. Nestle SA (Registered) Producer and seller of food products	Switzerland	2.3%
6. Credit Suisse Group Provider of universal banking services	Switzerland	2.3%
7. AstraZeneca PLC Manufacturer of pharmaceutical and agrochemical products	United Kingdom	2.1%
8. Toyota Motor Corp. Manufacturer of diversified automotive products	Japan	2.1%
9. Canon, Inc. Producer of visual image and information equipment	Japan	2.0%
10. Allianz AG (Registered) Provider of multi-line insurance services	Germany	2.0%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 30. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2003
Assets
Investment in the International Equity Portfolio, at value	$ 116,854,557
Receivable for Fund shares sold	6,173
Total assets	116,860,730
Liabilities
Payable for Fund shares redeemed	203,489
Other accrued expenses and payables	124,155
Total liabilities	327,644
Net assets, at value	$ 116,533,086
Net Assets
Net assets consist of: Undistributed net investment income	4,631,539
Net unrealized appreciation (depreciation) on investments	40,804,726
Accumulated net realized gain (loss)	(149,508,905)
Paid-in capital	220,605,726
Net assets, at value	$ 116,533,086
Net Asset Value
Institutional Class I Net Asset Value, offering and redemption price per share ($105,136,698 / 10,900,489 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 9.65
Institutional Class II Net Asset Value, offering and redemption price per share ($11,396,388 / 1,174,872 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 9.70

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2003
Investment Income
Total investment income allocated from the International Equity Portfolio: Dividends (net of foreign taxes withheld of $619,087)	$ 4,451,598
Interest	8,828
Securities lending income	69,174
Expenses(a)	(1,284,813)
Net investment income (loss) allocated from the International Equity Portfolio	3,244,787
Expenses: Administrator service fee	779,797
Registration fees	46,261
Reports to shareholders	11,225
Auditing	10,494
Legal	12,513
Trustees' fees and expenses	6,460
Other	1,169
Total expenses, before expense reductions	867,919
Expense reductions	(367,916)
Total expenses, after expense reductions	500,003
Net investment income (loss)	2,744,784
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (including foreign taxes of $18,785)	(9,666,367)
Futures	(176,605)
Foreign currency related transactions	2,020,183
Net increase from a receivable by an affiliate and net gains (losses) realized on the disposal of investments in violation of restrictions	297,700
(7,525,089)
Net unrealized appreciation (depreciation) during the period on investment and foreign currency related transactions	34,885,241
Net gain (loss) on investment transactions	27,360,152
Net increase (decrease) in net assets resulting from operations	$ 30,104,936

a For the year ended October 31, 2003, the Advisor/Administrator waived fees in the amount of $170,366 which was allocated to the Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2003	2002
Operations: Net investment income (loss)	$ 2,744,784	$ 3,210,656
Net realized gain (loss) on investment transactions	(7,525,089)	(46,732,281)
Net unrealized appreciation (depreciation) on investment transactions during the period	34,885,241	17,269,081
Net increase (decrease) in net assets resulting from operations	30,104,936	(26,252,544)
Distributions to shareholders from: Net investment income: Institutional Class I	(15,276,858)	(6,317,117)
Institutional Class II	(1,529,406)	(949,083)
Fund share transactions: Proceeds from shares sold	166,654,074	864,578,653
Reinvestment of distributions	11,516,385	5,358,641
Cost of shares redeemed	(318,460,318)	(1,100,340,988)
Net increase (decrease) in net assets from Fund share transactions	(140,289,859)	(230,403,694)
Increase (decrease) in net assets	(126,991,187)	(263,922,438)
Net assets at beginning of period	243,524,273	507,446,711
Net assets at end of period (including undistributed net investment income of $4,631,539 and $16,011,453, respectively)	$ 116,533,086	$ 243,524,273

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Institutional Class I
Years Ended October 31,	2003	2002	2001	2000	1999[a]	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.62	$ 10.09	$ 14.09	$ 14.58	$ 13.94	$ 11.89
Income (loss) from investment operations:
Net investment income (loss)	.12[c]	.09[c]	.11	.09	(.01)	.09
Net realized and unrealized gain (loss) on investment transactions	1.55	(1.40)	(4.03)	.24	.65	2.06
Total from investment operations	1.67	(1.31)	(3.92)	.33	.64	2.15
Less distributions from:
Net investment income	(.64)	(.16)	(.08)	(.82)	-	(.10)
Net asset value, end of period	$ 9.65	$ 8.62	$ 10.09	$ 14.09	$ 14.58	$ 13.94
Total Return (%)[d]	20.86[e]	(13.28)	(27.92)	1.43	4.67**	17.99
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	105	216	392	606	922	884
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	1.29	1.25	1.23	1.25	1.23*	1.20
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	.95	.95	.95	.95	.95*	.95
Ratio of net investment income (loss) (%)	1.53	.89	.85	.39	(.38)*	.77
[a] On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
[b] For the year ended September 30.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 20.49% and the impact to the Class was $0.02 per share.
* Annualized
** Not annualized

Institutional Class II
Years Ended October 31,	2003	2002	2001	2000	1999[a]	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.67	$ 10.10	$ 14.13	$ 14.67	$ 14.02	$ 12.01
Income (loss) from investment operations:
Net investment income (loss)	.09[c]	.06[c]	.10	.09	(.05)	.02
Net realized and unrealized gain (loss) on investment transactions	1.55	(1.40)	(4.06)	.18	.70	2.10
Total from investment operations	1.64	(1.34)	(3.96)	.27	.65	2.12
Less distributions from:
Net investment income	(.61)	(.09)	(.07)	(.81)	-	(.11)
Net asset value, end of period	$ 9.70	$ 8.67	$ 10.10	$ 14.13	$ 14.67	$ 14.02
Total Return (%)[d]	20.41[e]	(13.45)	(28.16)	1.12	4.64**	17.69
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	27	115	235	160	149
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	1.59	1.55	1.53	1.45	1.56*	1.56
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	1.25	1.25	1.25	1.25	1.25*	1.25
Ratio of net investment income (loss) (%)	1.23	.59	.48	.65	(.68)*	.61
[a] On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
[b] For the year ended September 30.
[c] Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
[e] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 20.03% and the impact to the Class was $0.02 per share.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

International Equity Fund Institutional ("Scudder International Equity Fund" or the "Fund") is a diversified series of the Scudder Institutional Funds (the "Trust"), formerly BT Institutional Funds, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Scudder International Equity Portfolio (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc."). On October 31, 2003, the Fund owned approximately 25% of the International Equity Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund offers two classes of shares to investors: Institutional Class I shares and Institutional Class II shares. Institutional Class I shares have lower ongoing expenses than Institutional Class II shares.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $149,509,000 which may be applied against any realized net taxable capital gains, of each succeeding year until fully utilized or until October 31, 2009 ($136,333,000) and October 31, 2011 ($13,176,000), the expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio's financial statements for a breakdown of the appreciation/depreciation from investments.

At October 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 4,693,944
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (149,509,000)

In addition, during the year ended October 31, 2003 and October 31, 2002, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	2003	2002
Distributions from ordinary income*	$ 16,806,264	$ 7,266,200

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. The Fund receives a daily allocation of the Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

For the year ended October 31, 2003, the Advisor and Administrator contractually agreed to waive their fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of each class as follows: Institutional Class I shares, 0.95%; Institutional Class II shares, 1.25% including expenses of the Portfolio.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.40% of the Institutional Class I shares' and 0.70% of the Institutional Class II shares' average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2003, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Administrator Service Fee waived by ICCC	Unpaid at October 31, 2003
Institutional Class I	$ 653,670	$ 331,276	$ 43,036
Institutional Class II	126,127	36,640	17,421
	$ 779,797	$ 367,916	$ 60,457

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Institutional Class I	17,484,635	$ 145,759,831	65,509,876	$ 630,877,943
Institutional Class II	2,516,440	20,894,243	24,289,639	233,700,710
		$ 166,654,074		$ 864,578,653
Shares issued to shareholders in reinvestment of distributions
Institutional Class I	1,275,254	$ 10,202,033	433,710	$ 4,458,539
Institutional Class II	163,071	1,314,352	86,882	900,102
		$ 11,516,385		$ 5,358,641
Shares redeemed
Institutional Class I	(32,945,006)	$ (278,907,454)	(79,719,160)	$ (779,237,669)
Institutional Class II	(4,652,526)	(39,552,864)	(32,650,142)	(321,103,319)
		$ (318,460,318)		$ (1,100,340,988)
Net increase (decrease)
Institutional Class I	(14,185,117)	$ (122,945,590)	(13,775,574)	$ (143,901,187)
Institutional Class II	(1,973,015)	(17,344,269)	(8,273,621)	(86,502,507)
		$ (140,289,859)		$ (230,403,694)

D. Payments Made by Affiliates

For the year ended October 31, 2003, the Advisor has agreed to reimburse the Portfolio $1,197,030 for currency transactions which did not meet the Portfolio's investment guidelines. The Fund's allocated portion of the reimbursement was $297,700, based on the proportion of the Fund's investment in the Portfolio.

Report of Independent Auditors

To the Trustees of the Scudder Institutional Funds (formerly BT Institutional Funds) and Shareholders of International Equity Fund Institutional:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Equity Fund Institutional (the "Fund") at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts December 30, 2003	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $619,087 and earned $3,797,279 of foreign source income during the year ended October 31, 2003. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.06 per share as foreign taxes paid and $0.31 per share as income earned from foreign sources for the year ended October 31, 2003.

For Federal Income tax purposes, the Fund designates $5,200,000 or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Trustees and Officers

The following individuals hold the same position with the Fund and the International Equity Portfolio.

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence LLC (international information-collection and risk-management firm) (September 2000 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		68
S. Leland Dill 3/28/30 Trustee since 1999	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	66
Martin J. Gruber 7/15/37 Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001).	66
Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		66
Richard J. Herring 2/18/46 Trustee since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	66
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director, The Glenmede Trust Company (investment trust and wealth management) (1994-2002).	66
Philip Saunders, Jr. 10/11/35 Trustee since 1999	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	66
William N. Searcy 9/03/46 Trustee since 2002	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since November 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998).	66
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (June 1994-November1998).
* Inception date of the corporation which was the predecessor to the L.L.C.
		69

Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Trustee since 1999	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present). Formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
201

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Richard T. Hale[4] 7/17/45 Chief Executive Officer since 2003	See information presented under Interested Trustee.
Brenda Lyons[5] 2/21/63 President, 2003-present	Managing Director, Deutsche Asset Management
Daniel O. Hirsch 3/27/54 Vice President since 2000 and Secretary since 1999	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present). Formerly, Director, John Hancock Signature Services (1992-2000).
Charles A. Rizzo[5] 8/5/57 Treasurer and Chief Financial Officer since 2002	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Salvatore Schiavone[5] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Lucinda H. Stebbins[5] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[5] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
John Millette[5] 8/23/62 Assistant Secretary since 2003	Director, Deutsche Asset Management.
Caroline Pearson[5] 4/01/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Assistant Secretary since 2002	Director, Deutsche Asset Management.

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder Institutional Funds of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

(The following financial statements of the International Equity Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of October 31, 2003

	Shares	Value ($)

Common Stocks 99.1%
Australia 2.0%
Australia & New Zealand Banking Group Ltd.	277,480	3,504,570
Australia & New Zealand Banking Group Ltd. (Rights)*	37,033	113,253
Foster's Group Ltd.	758,100	2,458,248
Westpac Banking Corp., Ltd.	293,179	3,359,606
(Cost $8,075,049)		9,435,677
Brazil 1.3%
Companhia Vale do Rio Doce (ADR) (Cost $3,983,531)	134,700	6,162,525
China 0.0%
PICC Property & Casualty Co., Ltd. "H"* (Cost $90,843)	388,000	90,843
Denmark 1.7%
A P Moller - Maersk A/S "B" (Cost $7,196,765)	1,000	7,850,435
Finland 1.6%
Nokia Oyj	217,528	3,694,523
Stora Enso Oyj "R"	265,780	3,614,940
(Cost $5,775,290)		7,309,463
France 6.4%
BNP Paribas SA	59,181	3,109,666
Compagnie de Saint-Gobain*	87,751	3,701,962
Credit Agricole SA*	170,800	3,627,600
Credit Agricole SA (Rights)*	170,800	39,711
Dassault Systemes SA	88,000	3,733,950
Schneider Electric SA	53,476	3,130,051
Total SA	79,592	12,370,687
(Cost $22,537,708)		29,713,627
Germany 11.4%
Allianz AG (Registered)*	84,620	9,071,751
Altana AG	44,400	2,798,049
BASF AG	47,800	2,192,694
Bayerische Motoren Werke AG	27,513	1,101,844
Deutsche Telekom AG (Registered)*	419,279	6,604,431
E.ON AG	150,309	7,597,444
Metro AG	126,400	5,169,350
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	51,900	6,189,640
Muenchener Rueckversicherungs-Gesellschaft AG (Rights)*	42,900	354,585
SAP AG	17,910	2,605,670
Siemens AG	130,740	8,815,145
(Cost $42,304,133)		52,500,603
Greece 1.2%
Alpha Bank AE	115,400	2,629,389
Public Power Corp.	126,800	2,726,993
(Cost $5,320,793)		5,356,382
Hong Kong 1.3%
BOC Hong Kong (Holdings) Ltd.	2,005,522	3,473,514
Hutchison Whampoa Ltd.	359,562	2,778,078
(Cost $5,291,124)		6,251,592
Hungary 1.1%
OTP Bank (Cost $4,542,835)	433,200	5,307,116
India 0.0%
NIIT Ltd. (Cost $2,968)	50	193
Ireland 0.7%
Bank of Ireland (Cost $3,114,994)	280,160	3,481,584
Italy 1.9%
Eni SpA	423,474	6,724,662
UniCredito Italiano SpA	423,916	2,089,482
(Cost $5,851,927)		8,814,144
Japan 21.7%
Bridgestone Corp.	209,000	2,737,618
Canon, Inc.	193,000	9,339,701
Dai Nippon Printing Co., Ltd.	327,283	5,055,047
Daiwa House Industry Co., Ltd.	326,000	3,516,951
FANUC Ltd.	61,500	3,697,776
Honda Motor Co., Ltd.	15	592
Ito-Yokado Co., Ltd.	67,000	2,462,182
KDDI Corp.	673	3,654,714
Kirin Brewery Co., Ltd.	450,000	3,598,035
Konica Minolta Holdings, Inc.*	93,900	1,234,234
Mitsubishi Corp.	656,000	6,808,532
Mitsui Fudosan Co., Ltd.	428,000	3,982,753
Mizuho Financial Group, Inc.*	1,317	3,222,568
Nippon Steel Corp.	2,355,664	4,842,680
Nissan Motor Co., Ltd.	754,353	8,453,749
Nomura Holdings, Inc.	449,905	7,726,572
Nomura Research, Inc.	26,300	2,643,517
NTT DoCoMo, Inc.	3,912	8,469,150
Ricoh Co., Ltd.	124,000	2,351,753
Takeda Chemical Industries, Ltd.	60,800	2,151,380
Toyota Motor Corp.	339,300	9,660,336
UFJ Holdings, Inc.*	1,157	4,946,468
(Cost $84,028,697)		100,556,308
Korea 3.2%
LG Electronics, Inc.	46,600	2,413,671
POSCO	12,300	1,434,221
Samsung Electronics Co., Ltd.	28,000	11,119,561
(Cost $8,682,359)		14,967,453
Mexico 1.2%
Grupo Financiero BBVA Bancomer SA de CV "B"*	3,394,590	2,881,244
Telefonos de Mexico SA de CV (ADR)	76,730	2,466,869
(Cost $4,870,141)		5,348,113
Netherlands 4.2%
ASML Holding NV*	165,800	2,877,646
ING Groep NV	241,265	5,009,205
Koninklijke (Royal) Philips Electronics NV	177,770	4,792,391
Koninklijke Ahold NV*	207,800	1,758,611
Reed Elsevier NV	136,230	1,517,159
TPG NV	155,615	3,355,740
(Cost $16,329,121)		19,310,752
New Zealand 0.0%
Telecom Corp. of New Zealand Ltd. (Cost $3)	1	3
Russia 1.7%
LUKOIL (ADR)	64,670	5,257,671
YUKOS (ADR)	56,071	2,590,480
(Cost $7,408,864)		7,848,151
South Africa 0.8%
Harmony Gold Mining Co., Ltd. (ADR) (Cost $3,284,384)	230,400	3,483,648
Spain 2.1%
Antena 3 Television SA*	1	23
Banco Popular Espanol SA	76,908	3,999,110
Telefonica SA*	446,273	5,551,076
(Cost $6,464,261)		9,550,209
Sweden 1.1%
Telefonaktiebolaget LM Ericsson "B"* (Cost $2,968,919)	3,005,222	5,162,255
Switzerland 11.3%
ABB Ltd.*	887,600	5,217,853
Credit Suisse Group	302,430	10,655,882
Nestle SA (Registered)	48,639	10,708,702
Novartis AG (Registered)	177,372	6,760,950
Roche Holding AG	96,560	7,990,325
Swiss Re (Registered)	70,171	4,416,724
Syngenta AG	24,667	1,321,694
UBS AG (Registered)	87,853	5,394,800
(Cost $44,632,933)		52,466,930
Taiwan 2.7%
Chunghwa Telecom Co., Ltd. (ADR)	166,210	2,572,931
Hon Hai Precision Industry Co., Ltd.	691,000	3,091,450
MediaTek, Inc.	249,000	2,565,121
Mega Financial Holding Co., Ltd.	6,816,000	4,212,980
(Cost $11,267,329)		12,442,482
United Kingdom 18.5%
Anglo American PLC	198,500	4,062,343
AstraZeneca PLC	209,504	9,840,726
BAA PLC	336,218	2,658,738
BHP Billiton PLC	486,680	3,821,718
British Sky Broadcasting Group PLC*	286,052	3,106,660
GlaxoSmithKline PLC	166,942	3,575,145
Granada PLC	2,608,892	5,190,840
HSBC Holdings PLC	750,075	11,264,624
Intercontinental Hotels Group PLC	223,600	2,029,043
Kingfisher PLC	55,580	268,283
Lloyds TSB Group PLC	378,200	2,626,509
Reuters Group PLC	303,200	1,321,017
Royal Bank of Scotland Group PLC	282,692	7,574,681
Scottish & Southern Energy PLC	213,528	2,222,993
Shell Transport & Trading Co., PLC	1,228,209	7,669,884
Smith & Nephew PLC	685,700	5,448,546
Vodafone Group PLC	6,216,821	13,055,164
(Cost $69,463,918)		85,736,914
Total Common Stocks (Cost $373,488,889)		459,147,402

Preferred Stock 0.9%
Germany
Henkel KGaA (Cost $3,095,602)	53,435	3,930,218
Total Investment Portfolio - 100.0% (Cost $376,584,491) (a)		463,077,620

* Non-income producing security.
(a) The cost for federal income tax purposes was $389,864,345. At October 31, 2003, net unrealized appreciation for all securities based on tax cost was $73,213,275. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $77,665,120 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,451,845.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2003
Assets
Investments in securities, at value (cost $376,584,491)	$ 463,077,620
Cash	8,842,192
Foreign currency, at value (cost $3,219,839)	3,216,431
Receivable for investments sold	38,349
Dividends receivable	810,642
Receivable for securities lending income	572
Foreign taxes recoverable	700,120
Unrealized appreciation on forward foreign currency exchange contracts	2,490,508
Due from Advisor	1,197,030
Total assets	480,373,464
Liabilities
Payable for securities purchased	7,562,418
Net payable on closed forward foreign currency exchange contracts	312,246
Unrealized depreciation on forward foreign currency exchange contracts	2,378,489
Accrued foreign taxes payable	75,533
Accrued investment advisory fee	74,771
Other accrued expenses and payables	104,872
Total liabilities	10,508,329
Net assets, at value	$ 469,865,135

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,830,144)	$ 12,946,125
Interest	22,017
Securities lending income	195,015
Total Income	13,163,157
Expenses: Investment advisory fee	3,547,449
Administrator service fees	818,645
Auditing	57,793
Legal fees	13,119
Trustees' fees and expenses	20,117
Other	101,996
Total expenses, before expense reductions	4,559,119
Expense reductions	(681,466)
Total expenses, after expense reductions	3,877,653
Net investment income (loss)	9,285,504
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (including foreign taxes of $75,533)	(19,674,759)
Futures	(585,343)
Foreign currency related transactions	5,926,209
Net increase from a receivable by an affiliate and net gains (losses) realized on the disposal of investments in violation of restrictions	1,197,030
(13,136,863)
Net unrealized appreciation (depreciation) during the period on:
Investments	100,826,440
Foreign currency related transactions	(1,629,263)
99,197,177
Net gain (loss) on investment transactions	86,060,314
Net increase (decrease) in net assets resulting from operations	$ 95,345,818

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2003	2002
Operations: Net investment income (loss)	$ 9,285,504	$ 11,705,753
Net realized gain (loss) on investment transactions	(13,136,863)	(124,108,774)
Net unrealized appreciation (depreciation) on investment transactions during the period	99,197,177	34,555,807
Net increase (decrease) in net assets resulting from operations	95,345,818	(77,847,214)
Capital transactions in shares of beneficial interest: Proceeds from capital invested	327,205,044	2,244,844,525
Value of capital withdrawn	(619,989,987)	(2,831,084,834)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(292,784,943)	(586,240,309)
Increase (decrease) in net assets	(197,439,125)	(664,087,523)
Net assets at beginning of period	667,304,260	1,331,391,783
Net assets at end of period	$ 469,865,135	$ 667,304,260

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended October 31,	2003	2002	2001	2000	1999[a]	1999[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	470	667	1,331	2,961	3,017	2,898
Ratio of expenses before expense reductions (%)	.84	.80	.80	.80	.83*	.80
Ratio of expenses after expense reductions (%)	.70	.70	.70	.70	.70*	.70
Ratio of net investment income (loss) (%)	1.72	1.14	1.05	.74	(.13)*	1.00
Portfolio turnover rate (%)	123	179	137	140	5	106
Total Investment Return (%)[c,d]	20.65[e]	(13.03)	-	-	-	-
[a] On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
[b] For the year ended September 30.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total investment return for the Portfolio was derived from the performance of the Investment Class of Scudder International Equity Fund.
[e] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 20.33%.
* Annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder International Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in any open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Portfolio are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Gains realized upon disposition of Indian securities held by the Fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Fund accrues a deferred tax liability for net unrealized gains in excess of available carryforwards on Indian securities.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its income, expenses and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended October 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $654,253,807 and $920,799,145, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Portfolio and is paid by the Advisor for its services. The Advisor waives a portion of its advisory fee equivalent to the advisory fees charged by any affiliated money market funds on assets invested in those money market funds.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.15% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2003, the Administrator Service Fee aggregated $818,645, of which $61,064 is unpaid at October 31, 2003.

For the year ended October 31, 2003, the Advisor and Administrator agreed to waive their fees and reimburse expenses to the Portfolio to the extent necessary to maintain the annualized expenses of the Portfolio at 0.70%. The amount of the waiver and whether the Advisor and/or Administrator waive its fees may vary at any time without notice to the shareholders.

Accordingly, for the year ended October 31, 2003, the Advisor did not impose a portion of its advisory fee pursuant to the Investment Advisory Agreement aggregating $3,547,449 and the amount imposed aggregated $2,865,983, which was equivalent to an annual effective rate of 0.53% of the Portfolio's average net assets.

Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), an affiliate of the Portfolio's Advisor and Administrator, served as the Portfolio's custodian. Effective July 18, 2003, State Street Bank and Trust Company became the Portfolio's custodian.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

D. Forward Foreign Currency Commitments

The Portfolio had the following open forward foreign currency exchange contracts at October 31, 2003:

	Contracts to Deliver	In Exchange For		Settlement Date	Unrealized Appreciation
USD	1,433,484	AUD	2,056,000	1/29/04	8,487
USD	5,386,440	AUD	7,762,000	1/29/04	57,424
USD	8,148,704	AUD	11,699,000	1/29/04	56,366
USD	4,740,659	AUD	6,784,000	1/29/04	17,286
AUD	1,237,000	USD	871,467	1/29/04	3,899
CHF	125,669,000	USD	95,633,414	1/29/04	1,466,736
EUR	748,000	USD	870,373	1/29/04	4,121
EUR	8,639,000	USD	10,149,961	1/29/04	145,213
EUR	781,000	USD	914,434	1/29/04	9,965
EUR	22,127,000	USD	25,780,168	1/29/04	155,089
EUR	20,995,000	USD	24,499,066	1/29/04	184,946
EUR	9,800,000	USD	11,355,750	1/29/04	6,458
USD	5,098,956	GBP	3,039,000	1/29/04	20,036
USD	8,332,649	GBP	5,007,000	1/29/04	101,306
USD	5,572,390	GBP	3,350,000	1/29/04	70,460
GBP	682,000	USD	1,149,716	1/29/04	932
USD	11,507,753	GBP	6,847,000	1/29/04	25,559
JPY	53,798,000	USD	493,877	1/29/04	3,843
USD	578,158	NZD	979,000	1/29/04	15,387
USD	563,776	NZD	948,000	1/29/04	10,975
USD	765,905	NZD	1,278,000	1/29/04	8,917
USD	28,601,506	NZD	47,348,000	1/29/04	104,511
USD	4,665,430	NZD	7,700,000	1/29/04	2,905
NZD	771,000	USD	468,051	1/29/04	611
SEK	3,546,000	EUR	389,807	1/29/04	6,548
USD	9,176,369	SGD	15,960,000	1/29/04	2,528
					2,490,508

	Contracts to Deliver	In Exchange For		Settlement Date	Unrealized Depreciation
AUD	886,000	USD	615,726	1/29/04	(5,669)
AUD	904,000	USD	629,464	1/29/04	(4,554)
AUD	798,000	USD	558,859	1/29/04	(816)
USD	5,355,851	EUR	4,593,000	1/29/04	(36,740)
USD	48,135,056	EUR	41,014,000	1/29/04	(637,123)
USD	54,366,830	EUR	46,393,622	1/29/04	(638,795)
SEK	3,546,000	EUR	389,807	1/29/04	(7,507)
USD	2,308,988	EUR	1,974,000	1/29/04	(22,916)
USD	38,942,035	GBP	23,111,000	1/29/04	(13,107)
GBP	23,475,000	USD	39,482,603	1/29/04	(59,459)
GBP	571,000	USD	960,936	1/29/04	(875)
USD	4,269,193	GBP	2,526,000	1/29/04	(14,315)
USD	2,596,295	GBP	1,534,000	1/29/04	(12,375)
GBP	860,000	USD	1,444,800	1/29/04	(3,812)
USD	5,607,335	JPY	606,694,000	1/29/04	(81,095)
USD	9,407,721	JPY	1,016,682,950	1/29/04	(146,984)
USD	8,467,369	JPY	915,746,000	1/29/04	(126,045)
USD	2,766,260	JPY	297,893,000	1/29/04	(52,820)
USD	1,680,265	JPY	183,653,000	1/29/04	(7,411)
USD	9,303,095	NOK	65,531,000	1/29/04	(91,043)
NZD	43,842,000	USD	26,444,618	1/29/04	(135,792)
NZD	956,000	USD	578,963	1/29/04	(638)
NZD	568,000	USD	342,845	1/29/04	(1,521)
USD	9,099,321	SEK	70,406,000	1/29/04	(117,051)
SGD	15,960,000	USD	9,158,098	1/29/04	(20,800)
SGD	11,562,000	USD	6,641,011	1/29/04	(8,514)
SGD	19,790,000	USD	11,329,936	1/29/04	(51,666)
USD	26,998,327	SGD	46,807,000	1/29/04	(78,737)
SGD	512,000	USD	294,151	1/29/04	(309)
					(2,378,489)

Currency Abbreviation
SEK	Swedish Krona	EUR	Euro	CHF	Swiss Franc
SGD	Singapore Dollar	JPY	Japanese Yen	NOK	Norwegian Krona
GBP	British Pound	AUD	Australian Dollar	NZD	New Zealand Dollar
USD	United States Dollar

E. Securities Lending

The Portfolio may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio in the form of cash and/or government securities equal to 102 percent of the value of domestic securities on loan and 105 percent of the value of international securities on loan. The Portfolio may invest the cash collateral in an affiliated money market fund. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. The fees earned for lending securities may be shared with an affiliate regardless of whether or not the cash collateral is invested in an affiliated money market fund. Either the Portfolio or the borrower may terminate the loan. The portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. There were no securities out on loan at October 31, 2003.

F. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") shared in a $200 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee which was allocated pro rata based upon net assets among each of the Participants. Interest was calculated at the Federal Funds Rate plus 0.625 percent. During the period the Portfolio had no borrowings on the line of credit.

Effective April 11, 2003, the Portfolio entered into a new revolving credit facility with JP Morgan Chase Bank that provides $1.25 billion of credit coverage. The new revolving credit facility covers the funds and portfolios advised or administered by DeAM, Inc. or its affiliates. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Payments Made by Affiliates

For the year ended October 31, 2003, the Advisor has agreed to reimburse the Portfolio $1,197,030 for currency transactions incurred which did not meet the Portfolio's investment guidelines.

Report of Independent Auditors

To the Trustees and Holders of Beneficial Interest of International Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Equity Portfolio (the "Portfolio") at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 30, 2003	PricewaterhouseCoopers LLP

Account Management Resources

For shareholders of Class Insitutional I and II

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Institutional Class I	Institutional Class II
Nasdaq Symbol	BEIIX	BEITX
CUSIP Number	811162 403	811162 502
Fund Number	520	525

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2003, the Scudder International Equity
Portfolio has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder International Equity Portfolio

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder International Equity Portfolio

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------

By:                                 /s/Charles A. Rizzo
                                    -----------------------------
                                    Charles A. Rizzo
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------